Exhibit 99(a)

NEWS RELEASE

For Immediate Release

For more information:
Michael T. Vea, Chairman, President and CEO — 812-464-9604
Charles A. Caswell, Chief Financial Officer — 812-461-5952
Gretchen Dunn, Shareholder Relations — 812-464-9677

Integra Bank Corporation Reports 1st Quarter Net Income of $0.23 Cents Per Diluted Share

-Loans grow 10% on an annualized basis
-Net Interest Margin improved 3 basis points
-Fee Income higher led by Mortgage and Insurance
-Credit Trends Remain Stable

EVANSVILLE, INDIANA –April 16, 2003 – Integra Bank Corporation (Nasdaq: IBNK), today reported net income of $3.9 million, or $0.23 per diluted share, for the first quarter ended March 31, 2003. This compares with $4.0 million, or $0.23 per diluted share, for the fourth quarter of 2002. A year over year comparison is available in the Summary Operating Results Data section.

Return on assets remained at 0.55% for the first quarter, the same level as the fourth quarter 2002. Return on equity increased to 6.78% for the first quarter 2003 compared to 6.69% for the fourth quarter 2002.

“While our overall performance level remains below where we would like it to be, our first quarter results were generally within our expectations, and we remain encouraged about the future based on several trends that emerged during the quarter,” said Michael T. Vea, Chairman, President and Chief Executive Officer. “Our consistent credit trends, improving net interest margin, and healthy loan growth are noteworthy in light of today’s challenging economic environment and historically low interest rates.”

Loans and Deposits
Total loans on March 31, 2003 grew by $39 million since the beginning of the year, representing 10% growth on an annualized basis. Approximately $23 million of the balances were in commercial loans with the remainder split between mortgage and consumer loans. Total average loans in the first quarter of 2003 were $1.6 billion representing a $13 million increase from the fourth quarter of 2002.

Transaction deposits improved in the first quarter of 2003 by almost $6 million while total average deposit balances decreased $18 million, or 1.0%, over the same time period. This decline, primarily within the time deposit category, was due to continued pricing discipline in our branches and the low interest rate environment.

Net Interest Income
Net interest income on a tax-equivalent basis totaled $18.8 million for the first quarter 2003, compared with $18.5 million for the fourth quarter 2002. Integra’s net interest margin on a tax-equivalent basis was 2.84% in the first quarter 2003, compared with 2.81% in the fourth quarter 2002.

“The three basis point improvement in our net interest margin was another bright spot in the quarter,” Vea explained. “The combination of focused execution, pricing discipline and progress in our balance sheet management capabilities helped drive the improvement.”

Non-Interest Income
Non-interest income excluding securities gains totaled $7.2 million for the first quarter 2003 compared with $6.6 million for the fourth quarter of 2002. Greater mortgage related fees, insurance commissions, and annuity referral fees were responsible for the majority of the improvement. Securities gains totaled $0.3 million in the first quarter and $3.2 million in the fourth quarter of 2002.

“Our earlier investments in new product and service capabilities really paid off in the first quarter,” Vea stated.

Non-Interest Expense
Non-interest expense totaled $20.4 million in the first quarter 2003, compared with $21.6 million in the fourth quarter of 2002. Included in non-interest expense in the fourth quarter of 2002 was $2.3 million in debt extinguishment expense and none in the first quarter of 2003. There are three primary reasons for the difference between the two quarters. First, benefits expense, primarily health insurance benefits increased $0.4 million in the first quarter of 2003 compared to the prior quarter. Second, salary expense increased $0.1 million, primarily due to incentive based compensation in our fee generating businesses. Third, the Corporation increased its investments in low-income housing projects. An investment grade third party guarantees the investments’ overall return. This resulted in an additional $0.7 million in non-interest expense in the first quarter. These investments, however, also reduced our income tax by $0.8 million. This is also the primary reason that the Corporation’s net income tax benefit was $0.5 million in the first quarter of 2003 as compared to a net income tax expense of $0.4 million in the prior quarter.

Credit Quality
Non-performing assets totaled $25.1 million at March 31, 2003 compared with $27.2 million at December 31, 2002. As a percent of total loans, non-performing loans were 1.25% and 1.39% at March 31, 2003 and December 31, 2002. Provision expense was $1.2 million for the first quarter of 2003, with net charge-offs of $1.3 million. For the fourth quarter of 2002, provision expense was $1.4 million and net charge-offs were $1.3 million. The allowance for loan losses to total loans was 1.49% at March 31, 2003 and 1.53% at December 31, 2002.

Net charge-offs to average loans were 34 basis points for the first quarter 2003. This compares with 32 basis points in the fourth quarter 2002.

Conference Call
Integra executive management will hold a conference call to discuss the contents of this news release, as well as business highlights and financial outlook, on Thursday, April 17, 2003, at 10:00 a.m. CDT. The telephone number for the conference call is (866) 297-6391. The conference call also will be available by web-cast within the Investor Relations section of the company’s web site, www.integrabank.com.

About Integra
Headquartered in Evansville, Integra Bank Corporation is the parent of Integra Bank N.A. With assets of $2.9 billion at March 31, 2003, Integra operates 74 banking centers and 132 ATMs at locations in Indiana, Kentucky, Illinois and Ohio. Integra is committed to providing the highest level of customer service to its retail, small business and corporate customers through its offices, ATMs and online banking services. For retail customers, Integra Bank N.A. offers telephone and Internet banking through its BANK ANYTIME service. Integra also offers BUSINESS BANKNET online banking for its business customers. Integra Bank Corporation’s common stock is listed on the Nasdaq National Market under the symbol IBNK. Additional information may be found at the company’s web site, www.integrabank.com.

Safe Harbor
This news release contains forward-looking statements within the meaning of the federal securities laws. These statements are provided to assist in the understanding of future financial performance and are based on current expectations and involve a number of risks and uncertainties. Actual results could materially differ from the results anticipated in any forward-looking statements. Factors that might cause such a difference include, but are not limited to, general, regional and local economic conditions which affect interest rates and net income, credit risks and risks of concentration (geographic and by industry) within the loan portfolio, the outcome of efforts to manage interest rate sensitivity within the investment portfolio, competition, changes in regulations affecting financial institutions and other matters discussed in this news release. Integra Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this release.

Summary Operating Results Data
Here is a summary of Integra Bank Corporation first quarter 2003 operating results:

Diluted net income per share of $0.23 for first quarter 2003

•	Compared with $0.23 for fourth quarter 2002

•	Compared with $0.31 for first quarter 2002

Return on assets of 0.55% for first quarter 2003

•	Compared with 0.55% for fourth quarter 2002

•	Compared with 0.72% for first quarter 2002

Return on equity of 6.78% for first quarter 2003

•	Compared with 6.69% for fourth quarter 2002

•	Compared with 9.56% for first quarter 2002

Net interest margin of 2.84% for first quarter 2003

•	Compared with 2.81% for fourth quarter 2002

•	Compared with 2.98% for first quarter 2002

Allowance for loan losses of $24.5 million or 1.49% of loans at March 31, 2003

•	Compared with $24.6 million or 1.53% at December 31, 2002

•	Compared with $24.3 million or 1.53% at March 31, 2002

•	Equaled 119.45% of non-performing loans at March 31, 2003 compared with 110.08% at December 31, 2002

Non-performing loans of $20.5 million or 1.25% of loans at March 31, 2003

•	Compared with $22.4 million or 1.39% of loans at December 31, 2002

•	Compared with $19.5 million or 1.23% at March 31, 2002

Annualized net charge-off rate of 0.34% for first quarter 2003

•	Compared with 0.32% for fourth quarter 2002

•	Compared with 0.05% for first quarter 2002

INTEGRA BANK CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands except for per share data)

	March 31,	December 31,	March 31,
ASSETS	2003	2002	2002

Cash and due from banks	$71,249	$70,045	$54,935
Federal funds sold and other short-term investments	39	488	45,374
Loans held for sale (at lower of cost or fair value)	3,465	13,767	32,734
Securities available for sale	1,001,940	982,263	1,019,941
Loans	1,644,898	1,606,155	1,589,111
Less: Allowance for loan losses	(24,521)	(24,632)	(24,330)

Net loans	1,620,377	1,581,523	1,564,781
Premises and equipment	53,103	53,537	53,971
Goodwill	44,159	44,159	44,159
Other intangible assets	11,523	11,928	13,142
Other assets	95,815	100,028	94,173

TOTAL ASSETS	$2,901,670	$2,857,738	$2,923,210

LIABILITIES
Deposits:
Non-interest-bearing demand	$215,603	$213,405	$204,056
Interest-bearing savings and time	1,583,718	1,568,543	1,624,114

Total deposits	1,799,321	1,781,948	1,828,170
Federal funds purchased and securities sold under repurchase agreements	266,871	161,784	239,920
Other borrowings	531,055	536,042	560,644
Guaranteed preferred beneficial interests in the Corporation’s subordinated debentures	52,500	52,500	52,500
Other liabilities	16,746	92,864	20,199

TOTAL LIABILITIES	2,666,493	2,625,138	2,701,433
SHAREHOLDERS’ EQUITY
Preferred stock - 1,000 shares authorized — None outstanding Common stock — $1.00 stated value - 29,000 shares authorized	17,291	17,291	17,284
Capital surplus	125,467	125,467	125,334
Retained earnings	81,877	82,011	79,180
Unearned compensation	(117)	(147)	(240)
Accumulated other comprehensive income	10,659	7,978	219

TOTAL SHAREHOLDERS’ EQUITY	235,177	232,600	221,777

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,901,670	$2,857,738	$2,923,210

INTEGRA BANK CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except for per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002

INTEREST INCOME
Interest and fees on loans and leases	$25,438	$26,927	$27,699	$27,884	$28,789
Interest and dividends on securities	10,726	10,888	11,452	14,389	13,714
Interest on loans held for sale	151	135	226	724	632
Interest on federal funds sold and other investments	14	132	304	150	586

Total interest income	36,329	38,082	39,681	43,147	43,721
INTEREST EXPENSE
Interest on deposits	8,407	9,673	10,499	11,334	12,898
Interest on federal funds purchased and securities sold under repurchase agreements	1,317	1,492	2,101	2,340	2,295
Interest on other borrowings	9,115	9,471	9,565	9,592	9,526

Total interest expense	18,839	20,636	22,165	23,266	24,719

NET INTEREST INCOME	17,490	17,446	17,516	19,881	19,002
Provision for loan losses	1,235	1,383	930	180	650

Net interest income after provision for loan losses	16,255	16,063	16,586	19,701	18,352
NON-INTEREST INCOME

Service charges on deposit accounts	2,789	3,213	2,944	2,861	2,117
Trust income	506	513	473	532	523
Other service charges and fees	2,290	1,723	1,823	1,870	1,922
Securities gains	325	3,242	5,264	214	378
Other	1,620	1,172	2,603	1,173	1,721

Total non-interest income	7,530	9,863	13,107	6,650	6,661
NON-INTEREST EXPENSE

Salaries and employee benefits	10,881	10,371	9,544	9,489	9,421
Occupancy	1,550	1,528	1,468	1,257	1,333
Equipment	1,108	1,106	1,147	1,132	1,089
Amortization of intangible assets	405	405	405	405	407
Debt prepayment fees	—	2,266	3,672	—	—
Loans held for sale expense	1	(56)	1,294	496	943
Other	6,426	5,952	6,412	5,865	5,526

Total non-interest expense	20,371	21,572	23,942	18,644	18,719

Income before income taxes	3,414	4,354	5,751	7,707	6,294
Income taxes (benefit)	(515)	385	836	1,570	987

NET INCOME	$3,929	$3,969	$4,915	$6,137	$5,307

Earnings per share:
Basic	$0.23	$0.23	$0.28	$0.36	$0.31
Diluted	0.23	0.23	0.28	0.36	0.31
Weighted average shares outstanding:
Basic	17,273	17,281	17,281	17,275	17,269
Diluted	17,274	17,281	17,295	17,298	17,275

INTEGRA BANK CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except for per share data)

	Three Months Ended
	March 31,

	2003	2002

INTEREST INCOME
Interest and fees on loans and leases	$25,438	$28,789
Interest and dividends on securities	10,726	13,714
Interest on loans held for sale	151	632
Interest on federal funds sold and other investments	14	586

Total interest income	36,329	43,721
INTEREST EXPENSE
Interest on deposits	8,407	12,898
Interest on federal funds purchased and securities sold under repurchase agreements	1,317	2,295
Interest on other borrowings	9,115	9,526

Total interest expense	18,839	24,719

NET INTEREST INCOME	17,490	19,002
Provision for loan losses	1,235	650

Net interest income after provision for loan losses	16,255	18,352
NON-INTEREST INCOME

Service charges on deposit accounts	2,789	2,117
Trust income	506	523
Other service charges and fees	2,290	1,922
Securities gains	325	378
Other	1,620	1,721

Total non-interest income	7,530	6,661
NON-INTEREST EXPENSE

Salaries and employee benefits	10,881	9,421
Occupancy	1,550	1,333
Equipment	1,108	1,089
Amortization of intangible assets	405	407
Loans held for sale expense	1	943
Other	6,426	5,526

Total non-interest expense	20,371	18,719

Income before income taxes and cumulative effect of accounting change	3,414	6,294
Income taxes (benefit)	(515)	987

NET INCOME	$3,929	$5,307

Earnings per share:
Basic:	$0.23	$0.31
Diluted:	0.23	0.31
Weighted average shares outstanding:
Basic	17,273	17,269
Diluted	17,274	17,275

INTEGRA BANK CORPORATION
SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA

(in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002

EARNINGS DATA
Net Interest Income (tax-equivalent)	$18,780	$18,548	$18,582	$21,110	$20,241
Net Income	3,929	3,969	4,915	6,137	5,307
Basic Earnings Per Share	.23	.23	.28	.36	.31
Diluted Earnings Per Share	.23	.23	.28	.36	.31
Dividends Declared	.235	.235	.235	.235	.235
Book Value	13.60	13.45	13.65	13.47	12.83
Price/Earnings Ratio	18.39	19.53	16.22	15.51	15.51
PERFORMANCE RATIOS
Return on Assets	.55%	.55%	.68%	.85%	.72%
Return on Equity	6.78	6.69	8.29	10.93	9.56
Net Interest Margin (tax-equivalent)	2.84	2.81	2.82	3.17	2.98
Tier 1 Capital to Risk Assets	11.89	11.90	12.19	12.38	12.10
Capital to Risk Assets	13.14	13.16	13.44	13.63	13.35
Efficiency Ratio	76.84	75.10	75.17	66.22	69.04
AT PERIOD END
Assets	$2,901,670	$2,857,738	$2,860,778	$2,925,832	$2,923,210
Interest-Earning Assets	2,650,342	2,602,673	2,605,456	2,660,060	2,687,160
Loans	1,644,898	1,606,155	1,606,073	1,602,151	1,589,111
Deposits	1,799,321	1,781,948	1,787,776	1,804,232	1,828,170
Interest-Bearing Liabilities	2,434,144	2,318,869	2,355,813	2,464,372	2,477,178
Shareholders’ Equity	235,177	232,600	235,955	232,951	221,777
Unrealized Gains on Marketable Securities (FASB 115)	11,260	8,753	12,224	10,268	737
AVERAGE BALANCES
Assets	$2,882,634	$2,857,291	$2,856,162	$2,908,363	$3,007,777
Interest-Earning Assets	2,637,948	2,615,907	2,615,567	2,667,107	2,750,585
Loans	1,622,599	1,609,853	1,600,694	1,582,728	1,578,558
Deposits	1,803,520	1,821,748	1,765,910	1,803,554	1,893,906
Interest-Bearing Liabilities	2,423,472	2,382,945	2,390,100	2,462,741	2,551,417
Shareholders’ Equity	234,866	235,450	235,215	225,261	225,099
Basic Shares	17,273	17,281	17,281	17,275	17,269
Diluted Shares	17,274	17,281	17,295	17,298	17,275

INTEGRA BANK CORPORATION
SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA-con’t

(in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2003	2002	2002	2002	2002

ASSET QUALITY
Non-Performing Assets:
Non Accrual Loans (1)	$18,806	$20,010	$18,319	$17,709	$17,355
Loans 90+ Days Past Due	1,723	2,367	1,674	3,022	2,146

Non-Performing Loans (1)	20,529	22,377	19,993	20,731	19,501
Other Real Estate Owned	2,132	2,286	2,145	3,000	2,965
Investment Securities	2,396	2,536	2,536	—	—

Non-Performing Assets	$25,057	$27,199	$24,674	$23,731	$22,466

Allowance for Loan Losses:
Beginning Balance	$24,632	$24,554	$24,438	$24,330	$23,868
Provision for Loan Losses	1,235	1,383	930	180	650
Recoveries	630	839	491	1,360	640
Loans Charged Off	(1,976)	(2,144)	(1,305)	(1,432)	(828)

Ending Balance	$24,521	$24,632	$24,554	$24,438	$24,330

Ratios:
Allowance for Loan Losses to Loans	1.49%	1.53%	1.53%	1.53%	1.53%
Allowance to Non-performing Loans (1)	119.45	110.08	122.81	117.88	124.76
Non-performing Loans to Loans (1)	1.25	1.39	1.24	1.29	1.23
Non-performing Assets to Loans and Other Real Estate Owned (1)	1.52	1.69	1.53	1.48	1.41
Net Charge-Off Ratio	.34	.32	.20	.02	.05

NET INTEREST MARGIN
Yields (tax-equivalent)
Loans	6.32%	6.66%	6.90%	7.15%	7.28%
Securities	4.83	4.89	5.23	6.08	5.99
Other Earning Assets	4.49	1.49	1.91	1.89	2.08

Total Earning Assets	5.75	5.94	6.18	6.67	6.62
Cost of Funds
Interest Bearing Deposits	2.14	2.38	2.67	2.84	3.10
Other Interest Bearing Liabilities	5.11	5.64	5.57	5.57	5.53
Total Interest Bearing Liabilities	3.15	3.44	3.68	3.79	3.93

Total Interest Expense to Earning Assets	2.91	3.13	3.36	3.50	3.64

Net Interest Margin	2.84%	2.81%	2.82%	3.17%	2.98%

(1) Includes non-performing loans classified as loans held for sale.